NOTE RECEIVABLE	6 Months Ended
Oct. 31, 2021
Receivables [Abstract]
NOTE RECEIVABLE

NOTE 8: NOTE RECEIVABLE

On July 21, 2021, the Company entered into a Convertible Loan Agreement with PlaySight Interactive Ltd (the “Borrower”) wherein the Company granted the Borrower a $2,000,000 line of credit with a six-month maturity date. Any borrowings under the line of credit bear interest at a rate of 15% per annum.

On July 26, 2021, the Company issued $300,000 to the Borrower under the line of credit. On August 26, 2021 and October 5, 2021, the Company issued an additional $700,000 and $400,000, respectively, to the Borrower under the line of credit.

As of October 31, 2021, the total note receivable balance was $1,400,000. Interest income related to the note receivable for the three and six months ended October 31, 2021 amounted to $34,602 and $35,219, respectively, which is included in interest expense, net on the consolidated statement of operations.